Exhibit 99.1

Section 906 Certifications

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                            AS ADOPTED PURSUANT TO

                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: KOREA EQUITY FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15
(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the issuer.

Date: June 27, 2003

/s/ Yasushi Suzuki

Chief Executive Officer